UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest reported): September 14, 2005

                              GLOBALNET CORPORATION
               (Exact name of registrant as specified in charter)

---------------------------------------- -------------------------------------- --------------------------------------
                Nevada                                 000-24962                             75-2863583
---------------------------------------- -------------------------------------- --------------------------------------
    (State or Other Jurisdiction of            (Commission File Number)           (IRS Employer Identification No.)
    Incorporation or Organization)
---------------------------------------- -------------------------------------- --------------------------------------

              2616 South Loop West, Suite 660, Houston, Texas 77054
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (832) 778-9591

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement

         In late June 2005, GlobalNet International, LLC ("International"), a wholly owned subsidiary of GlobalNet Corporation (the "Company") ceased operations. Further, International's bankruptcy proceeding was dismissed on June 23, 2005 pursuant to the Order Dismissing International's Chapter 11 case filed with the United States Bankruptcy Court in the Southern District of New York, which was initiated by a motion to convert the case to Chapter 7 by Qwest Communication Corp. ("Qwest"). The dismissal was supported by MCI Worldcom Services, Inc. ("MCI") and Qwest. Subsequent to the Company's Chapter 11 filing, the Company deposited $250,000 (the "Deposit") with MCI to secure International's payment obligations to MCI during the bankruptcy proceeding.

         On September 14, 2005, MCI entered into a Settlement Agreement with the Company and International. Pursuant to the Settlement Agreement, (i) International acknowledged that it owed MCI total debts in the amount of approximately $19.6 million, (ii) the Company and International, on one hand, and MCI, on the other hand, released the other party from all existing claims, obligations, rights, causes of action and liabilities, and (iii) in consideration for providing the release, the Company and International have agreed to waive their right to the Deposit and made a payment in the amount of $180,000 to MCI.

Item 9.01         Financial Statements and Exhibits

Exhibit No.       Description
-----------       -----------

10.1 Settlement and Release Agreement dated September 14, 2005 by and between MCI Network Services, Inc. (f/k/a MCI Worldcom Network Services, Inc.), GlobalNet International, LLC and GlobalNet Corporation.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GLOBALNET CORPORATION

Date: September 20, 2005                    By:/s/Mark T. Wood
                                               ---------------
                                            Name: Mark T. Wood
                                            Title: CEO